SHARE AND MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS SHARE AND MEMBER SHIP INTEREST PURCHASE AGREEMENT (the "Agreement") is entered into and effective as of December 31, 2005, by and between PLASTICON INTERNATIONAL, INC., a Wyoming corporation presently trading on the Electronic Pink Sheets (“PLNI”) and SEMCO DISTRIBUTION, INC., a Nevada corporation (“SDI”) and ULTIMATE SURFACE LLC, a Nevada Limited Liability Company (the “USL”) and SAMUEL SEM and YAMINE SEM (collectively “SEM”).

1. RECITALS

This Agreement is entered into with reference to and in contemplation of the following facts, circumstances and representations:

1.	YAMINE SEM is the owner of 100,000 shares of the common stock of SDI which represent all of the issued and outstanding shares of SDI (the "SDI Shares").

2.	SEM is the owner of all of the membership interests

of USL (collectively the “USL interests”).

3.	The SDI Shares and the USL Interests are collectively

referred to herein as the “SEMCO Shares.”

4.	YAMINE SEM and SAMUEL YEM are also collectively

referred to herein as the “SEMCO Owners” or the “SEMCO

Principals.”

5.	SDI and USL are also collectively referred to herein as

“SEMCO.”

6.	PLNI desires to purchase both the SDI Shares and

the USL Interests in accordance with the terms and

conditions of this Agreement.

2. TERMS AND CONDITIONS OF PURCHASE

2.1   Purchase Price for SDI Shares and USL Interests: The purchase price for the acquisition of the SEMCO Shares will be the total sum of $2,750,000 (the “Purchase Price”) which will be payable as follows:

1.	The refundable cash sum of $100,000 (the “Initial
Payment “) receipt of which is hereby acknowledged.

2.	The cash sum of $550,000 (the “Final Cash Payment”)
payable upon the close of escrow for the transaction
(the “Escrow”).

3.	PLNI shares of restricted common stock with a valuation

of $100,000 (the “Share Payment”) payable upon the close

of Escrow.

4.	Additional cash performance payments as set forth
below in Paragraph 2.2 (the “Performance Payment”).

5.	In addition to the Purchase Price, the SEMCO Principals
and their heirs shall be paid a royalty payment as described below in Paragraph 2.3 below (the “Royalty Payment”).

6.	The parties hereto further acknowledge that PLNI has
made a loan to SDI and USL in the amount of $30,000
which is payable to PLNI and is not part of the Purchase
Price (the “PLNI Loan”).

2.2.              Performance Payment: In addition to the Initial and Final Cash Payments, the SEMCO owners shall be paid a Performance Payment of a maximum of $2,000,000 which will be payable by a fifty percent (50%) share of the net profits before tax for a period of four (4) years after the close of Escrow. The determination of the “net profits” shall be pursuant to an agreed upon formula prior to the close of Escrow.

2.3.              Royalty Payment: A Royalty Payment of four percent (4%) of the “net profits” resulting from the present proprietary technology only and specifically excluding any new or resulting technology developed by PLNI or established by PLNI will be paid to the SEMCO Owners or such parties as designated by them and/or their heirs for a period of twenty (20) years. This

Royalty Payment will be payable only after the payment of the $2,000,000 Performance Payment described in Paragraph 3 above.

2.4.         Salary/Compensation for the SEMCO Principals: The below named SEMCO Principals will be granted employment agreements which will include the normal and customary employee benefits:

Annual
Name	Compensation	Term

1.	Samuel Sem	$150,000 and a $350	Five (5) years
monthly car allowance

2.	Yamine Sem	$ 60,000	One (1) year

2.5    Allocation of Purchase Price: The Purchase Price for the SDI Shares and the USL Interests shall be allocated as follows:

1.	SDI Shares:	$____________

2.	USL Interests:	$____________

3. REPRESENTATIONS AND WARRANTIES OF PLNI

PLNI represents and warrants to the SDI, USL and the SEMCO Owners as follows:

3.1 Organization: PLNI is a corporation duly incorporated and validly existing under the laws of the State of Wyoming and is in good standing with respect to all of its regulatory filings.

3.2  Books and Records: All material transactions of PLNI have been promptly and properly recorded or filed in or with its books and records and the Minute Book of PLNI contains records of all meetings and proceedings of the shareholders and directors thereof.

3.3  Legal Compliance: To the best of its knowledge, PLNI is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which PLNI is subject or which apply to it or any of its assets.

3.4  Tax Returns: All tax returns and reports of PLNI required by law to be filed prior to the date hereof have been filed and have been certified by its auditor as being substantially and materially true, complete and correct and all taxes and governmental charges have been paid.

3.5  Adverse Financial Events: To its best knowledge PLNI has not experienced nor is it aware of any occurrence or event which has had or might reasonably be expected to have a material adverse effect on its financial condition.

3.6  Disputes, Claims and Investigations: To its best knowledge there are no disputes, claims, actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of PLNI threatened against or affecting PLNI at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency.

3.7 No Conflicts or Agreement Violations: The execution, delivery and performance of this Agreement and all documents referenced herein to be executed, delivered and performed by PLNI will not conflict with or be in violation of the articles or by-laws of PLNI or of any agreement to which PLNI is a party and will not give any person or company a right to terminate or cancel any agreement or right enjoyed by PLNI and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of PLNI.

3.8	Corporate Authority: The officers or representatives of PLNI executing this Agreement and all documents referenced herein to be executed by PLNI represent that they have been authorized to execute, deliver and perform this Agreement and all such documents to be executed, delivered and performed by PLNI and to carry out all the transactions contemplated thereunder, pursuant to a resolution of the Board of Directors of PLNI.

In the event SDI, USL, and/or the SEMCO Owners has any claim, damages or liabilities suffered or incurred by them or asserted by a third party arising from a breach of any of the representations and warranties set forth in this Paragraph 3, SDI, USL, and/or the SEMCO Owners shall give PLNI on or before June 30, 2006, written notice of any such claim, damages and/or liabilities together with a copy of any and all information available regarding any such claim, damages and/or liabilities. If such notice is not received by PLNI on or before June 30, 2006, any and all such claims, damages and liabilities shall be forever released and waived by PLNI. Time is of the utmost essence and shall be strictly construed.

4. REPRESENTATIONS OF THE SDI, USL and the SEMCO OWNERS

SDI, USL, and/or the SEMCO Owners collectively and individually hereby represent and warrant to PLNI as follows:

4.1  SDI Share Ownership: That the YAMINE SEM is the owner, beneficially and of record, of the SDI Shares and said shares are free and clear of all liens, encumbrances, claims, charges and restrictions except for those disclosed in writing by SDI to PLNI prior to the execution of this Agreement or as reflected in the financial Statements furnished by SDI to PLNI as provided herein.

4.2  USL Interests Ownership: That SEM is the owner, beneficially and of record, of the USL Interests and said USL Interests are free and clear of all liens, encumbrances, claims, charges and restrictions except for those disclosed in writing by SEM to PLNI prior to the execution of this Agreement and/or as reflected in the financial Statements furnished by USL to PLNI as provided herein.

4.3	Transferability of SDI Shares: That YAMINE SEM has full power to transfer the SDI Shares to PLNI without obtaining the consent or approval of any other person or governmental authority.

4.4  Validly Issued and Authorized Shares: That the SDI Shares are validly authorized and issued, fully paid, and non-assessable, and the SDI Shares have been so issued in full compliance with all securities laws of the State of Nevada.

4.5  SDI Organization: SDI is a corporation duly incorporated and validly existing under the laws of the State of Nevada and is in good standing with respect to all of its regulatory filings.

4.6  Capitalization: The authorized capital of SDI consists of 100,000 common shares with a par value of $.10 and of which 100,000 common shares are issued and outstanding as fully paid and non-assessable shares.

4.7  Financial Statements: SDI will have furnished to PLNI prior to the close of Escrow, audited financial statements for the period ending December 31, 2004 and unaudited financial statements for the period ending September 30, 2005. At the Closing the financial affairs of SDI will be materially and substantially the same as represented in these same financial statements and/or as otherwise disclosed in writing by SDI to PLNI prior to the execution of this Agreement.

4.8  Books and Records: All material transactions of SDI have been promptly and properly recorded or filed in or with its books and records and the Minute Book of SDI contains records of all meetings and proceedings of the shareholders and directors thereof.

4.9  Legal Compliance: To the best of its knowledge, SDI is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which SDI is subject or which apply to it or any of its assets.

4.10 Tax Returns: All tax returns and reports of SDI required by law to be filed prior to the date hereof have been filed and have been certified by SDI’s auditor as being substantially and materially true, complete and correct and all taxes and governmental charges have been paid.

4.11 Adverse Financial Events: To the best of its knowledge SDI has not experienced nor is it aware of any occurrence or event which has had or might reasonably be expected to have a material adverse effect on its financial condition.

4.12 Disputes, Claims and Investigations: To the best of its knowledge there are no disputes, claims, actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of SDI threatened against or affecting SDI at law or in equity or before or by any federal, municipal or other governmental department, commission, board, bureau or agency.

4.13 Employee Liabilities: To the best of its knowledge SDI has no liability to former employees or any liability to any government authorities with respect to current or former employees.

4.14 No Conflicts or Agreement Violations: The execution, delivery and performance of this Agreement and all documents referenced herein to be executed, delivered and performed by SDI will not conflict with or be in violation of the Articles of Incorporation of SDI or of any agreement to which SDI is a party and will not give any person or company a right to terminate or cancel any agreement or right enjoyed by SDI and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of SDI.

4.15 No Liens: That SDI has not received written notice of any assignment, lien, encumbrance, claim or charge against the SDI Shares except as disclosed in writing by SDI to PLNI prior to the execution of this Agreement.

4.16 Corporate Authority: The officers or representatives of SDI executing this Agreement and all documents referenced herein to be executed, delivered and performed by SDI represent that they have been authorized to execute, deliver and perform this Agreement and all such documents to be executed, delivered and performed by SDI and to carry out all the transactions contemplated thereunder, pursuant to a resolution of the Boards of Directors of SDI.

4.17 Transferability of the USL Interests: That SEM has full power and authority to transfer the USL Interests to PLNI without obtaining the consent or approval of any person or governmental authority.

4.18 USL Interests Organization: That the USL is a duly formed limited liability company and validly existing under the laws of the State of Nevada and is in good standing with respect to all of its regulatory filings.

4.19 Disputes, Claims and Investigations: To the best of its knowledge there are no disputes, claims, actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of the USL threatened against or affecting the USL at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency.

4.20 No Conflicts or Agreement Violations: The execution, delivery and performance of this Agreement and all documents referenced herein to be executed, delivered and performed by USL will not conflict with or be in violation of the provisions of the USL Charter documents and/or its Operating Agreement or of any agreement to which USL is a party and will not give any person or company a right to terminate or cancel any agreement or right enjoyed by the USL and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of the USL and/or the USL Interests.

4.21 No Liens: That USL has not received a notice of any assignment, lien, encumbrance, claim or charge against the USL Interests and/or the USL assets.

In the event PLNI has any claim, damages or liabilities suffered or incurred by it or asserted by a third party arising from a breach of any of the representations and warranties set forth in this Paragraph 4, PLNI shall give SDI, USL, and/or the SEMCO Owners written notice on or before June 30, 2006 of any such claim, damages and/or liabilities together with a copy of any and all information available regarding any such claim, damages and/or liabilities. If such notice is not received by SDI, USL, and/or the SEMCO Owners on or before June 30, 2006, any and all such claims, damages and liabilities shall be forever released and waived by PLNI. Time is of the utmost essence and shall be strictly construed.

5. ADDITIONAL TERMS AND CONDITIONS

5.1  SEMCO Lease Extension: With respect to lease for the SEMCO business premises (the “Lease”), SEMCO will undertake all reasonable efforts to bring about an extension of the Lease such that the Lease can be extended for a period of seven (7) years. The extended Lease shall contain the same cost-of-living increases formula and all of the other provisions contained in the original Lease.

5.2  Audit of SDI Financial Statements (the “Audit”): SDI shall permit the Audit of the SDI financial statements with said Audit to be paid for by PLNI after the close of Escrow.

5.3  Transaction Conditions: The transaction is specifically conditioned upon the following:

1.	Approval of the Audit by PLNI of the 2004 year end audit
of SDI and the unaudited financial statements of SDI and
USL for the period ended September 30, 2005.

2.	Acceptance by the SEC of Schedule 14C with respect
to the Transaction.

3.	Delivery to the Escrow of a written detailed description
of all of the SEMCO proprietary technology and products

identified in Paragraph 5.4 below (the “Technology Description”). The Technology Description shall be of sufficient technical and other relevant detail such that a third party technical

expert will be able to duplicate the SEMCO proprietary

technology independent of the SEMCO Principals.

4.	Release of all payment obligations of the SEMCO
entities payable to the SEMCO Principals and/or their
related entities.

5.	Approval of a third party “fairness letter” with respect to
this Offer.

5.4  Proprietary Technology and Employment Agreements: “X Bond” and all other proprietary products and technologies owned or utilized by the SEMCO entities and its predecessors and successors (collectively the “Technology”) and all reasonable variations and enhancements will become the exclusive property of PLNI. Still further, the subject employment agreements will contain reasonable “non-compete” provisions.

5.5	Return of Initial Cash Payment and Payment of PLNI Loan:

In the event PLNI decides to terminate and cancel the transaction pursuant to failure of the conditions set forth in Paragraph 5.3 above, SEMCO shall return the Initial Cash Payment to PLNI and shall further pay the PLNI Loan.

6. CLOSING, ESCROW HOLDER AND
CONDITIONS TO CLOSING

6.1  Transaction Closing: The closing of the transaction as contemplated by this Agreement (the "Closing") shall take place in San Diego, California, at the offices of the Escrow Agent at 10:00 A.M. (Pacific Time Zone) _________________ on or at such other time and place as may be agreed among by the parties, unless otherwise extended in writing by the parties.

6.2  Appointment of Escrow Agent: The parties hereby appoint CARMINE J. BUA, III, ESQ. of San Diego, California as the Escrow Agent or Escrow Holder pursuant to this Agreement.

6.3  Opinion of Counsel for PLNI: At the Closing the SDI, USL and the SEMCO Owners shall have received an opinion from the legal counsel for PLNI, in form and substance reasonably satisfactory to SDI, USL and the SEMCO Owners to the effect that:

1.	PLNI is a corporation duly organized and legally

existing under the laws of the State of Wyoming

and is in good standing with respect to all of its

regulatory filings, and

2.

This Agreement and all other documents referenced therein to be executed, delivered and performed by PLNI when duly executed and delivered by PLNI, constitute the legal, valid and binding obligations of PLNI enforceable against it in accordance with their terms, and

3.

The Agreement and all documents referenced therein to be executed, delivered and performed by PLNI have been duly authorized by the Board of Directors of PLNI and approved by a majority of the PLNI shareholders, which constitutes a sufficient percentage of PLNI shareholders necessary under Wyoming law to approve the Agreement and such documents in order to make them legal and binding on PLNI.

6.4	Opinion of Counsel for the SDI, USL and the SEMCO Owners:

At the Closing PLNI shall have received an opinion from the legal counsel for the SDI, USL and the SEMCO Owners in form and substance reasonably satisfactory to PLNI, to the effect that:

1.	SDI is a corporation duly organized and legally existing under the laws of the State of Nevada and is in good standing with respect to all of its regulatory filings, and

2.	The USL is a duly formed Limited Liability Company

and validly existing under the laws of the State of Nevada

and is in good standing with respect to all of its regulatory filings, and

3.	This Agreement and all documents referenced therein to be

executed, delivered and performed by SDI when duly executed and delivered by SDI, constitute the legal, valid and binding obligations of SDI enforceable against it in accordance with their terms, and

4.

The Agreement and all documents referenced therein to be executed, delivered and performed by SDI have been duly authorized by the Board of Directors of SDI and approved by a majority of the SDI shareholders, which constitutes a sufficient percentage of SDI shareholders necessary under Nevada law in order to make them legal and binding on PMI, and

5.	The SDI Shares delivered pursuant to this Agreement

have been validly issued, fully paid, non-assessable,

and have been originally issued in full compliance with

all	federal and state securities laws, including but not

limited to Section 4(2) of the Securities Act of 1933, as

amended, and the applicable Nevada Securities

Laws, and

6.	That except as set forth in the Agreement, there exist

no outstanding unexercised share purchase options

or warrants and no issued debt securities. Still further,

there exists no other agreements to subscribe for,

purchase or otherwise acquire shares of SDI or any

securities convertible into or exchangeable for any

shares of SDI, and

7.	That except as set forth in the Agreement, there

exist

no outstanding unexercised Interest purchase options

or warrants and no issued debt securities. Still further,

there exists no other agreements to subscribe for,

purchase or otherwise acquire Interests of USL or any

securities convertible into or exchangeable for any

Interests of USL, and

8.	SEM has the full power to transfer the USL Interests to

PLNI without obtaining the consent or approval of any

other person or governmental agency, and

9.	That SAMUEL SEM is the Manager of the USL and

SAMUEL SEM and YAMINE SEM are the only Members

of the USL and if required, they are authorized pursuant

to the provisions of the USL Charter documents or Operating Agreement to execute any and all documents with respect to the transfer of the USL Interests to PLNI.

6.5  Escrow Conditions, Disbursement and Closing: On or before _________________ (unless otherwise provided for herein) the following shall take place and at Closing the disbursements described below shall occur:

1.	Delivery of Cash: On or before _______________ PLNI

shall deposit in the Escrow Holder’s Client Trust Account

the cash sum of $550,000.00.

2.	Delivery of SDI Shares: The YAMINE SEM shall deliver to the
Escrow Holder the certificate or certificates representing the
SDI Shares registered in the name of the YAMINE SEM duly

endorsed for transfer accompanied by a duly executed assignment of the SDI Shares to PLNI.

3.	Delivery of Corporation Certificates of Good
Standing: PLNI shall deliver to the Escrow Holder
a current Certificate of Good Standing for PLNI issued
by	the Wyoming Secretary of State and SDI shall
deliver to the Escrow Holder a current Certificate of
Good Standing for SDI issued by the Nevada Secretary
of State.

4.	Delivery of LLC Certificate of Good Standing for USL:
USL shall deliver to the Escrow Holder a current equivalent

of a Certificate of Good Standing for USL as a limited liability company issued by the Nevada Secretary of State.

5.	Delivery of Technology Description: SDI shall deliver to
the Escrow Holder the Technology Description as specified
in Paragraph 5.4 of the Agreement.

6.	Requisite Corporate Resolutions: PLNI and SDI

shall deliver to the Escrow Holder certified copies of

resolutions from their respective Boards of Directors

authorizing the subject transaction and the execution,

delivery and performance of this Agreement and all

related documents referenced herein.

7.	Satisfactory Completion of Due Diligence: Each party

shall deliver to the Escrow Holder written notice that it

has completed its due diligence investigation and is

satisfied with the results of such investigation.

8.	Corporate Books and Records: SDI shall deliver to

the Escrow Holder corporate books and records of SDI.

9.	Legal Opinions and Documents: Both parties shall

deliver to the Escrow Holder such legal opinions and

other documents as are required by the terms and

conditions of the Agreement.

10. Employment Agreements: PLNI and the SEMCO

Principals shall enter into and execute duplicate copies

of their respective Employment Agreements and deliver
the same to Escrow Agent.

6.6   Close of Transaction: The subject transaction shall “close” upon the satisfaction of the above escrow conditions and the specific transaction conditions set forth in Paragraph 5.3 above.

6.7   Notices: All notices given pursuant to this Agreement must be in writing and may be given by (1) personal delivery, or (2) registered or certified mail, return receipt requested, or (3) via facsimile transmission to the Escrow Holder the parties as set forth below. Any party hereto may by notice so given change its address for any future notices:

ESCROW HOLDER:	CARMINE J. BUA, ESQ.
1660 Hotel Circle North
Suite 207
San Diego, CA 92108
Phone: (619) 280-8000
Fax: (619) 280-8001

SDI, USL AND
SEMCO OWNERS:	Arthur de Joya, CPA
De Joya & Company
2425 W. Horizon Parkway
Henderson, NV 89052
Phone: (702) 563-1600
Fax: (702) 920-8049

PLNI:	JAMES N. TUREK
3166 Custer Drive
Suite 101
Lexington, KY 40517
Phone: (859) 245-5252
Fax: (859) 245-5105

7. COOPERATION, ARBITRATION, INTERPRETATION,

MODIFICATION AND ATTORNEY FEES

7.1 Cooperation of Parties: The parties further agree that they will do all things necessary to accomplish and facilitate the purpose of this Agreement and that they will sign and execute any and all documents necessary to bring about and perfect the purposes of this Agreement.

7.2 Arbitration: The parties hereby submit all controversies, claims and matters of difference arising out of this Agreement to arbitration in Lexington, Kentucky according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. The Agreement shall further be governed by the laws of the State of Wyoming.

7.3 Interpretation of Agreement: The parties agree that should any provision of this Agreement be found to be ambiguous in any way, such ambiguity shall not be resolved by construing such provisions or any part of or the entire Agreement in favor of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonably in accordance with their generally accepted meaning.

7.4 Modification of Agreement: This Agreement may be amended or modified in any way at any time by an instrument in writing stating the manner in which it is amended or modified and signed by each of the parties hereto. Any such writing amending or modifying this Agreement shall be attached to and kept with this Agreement.

7.5 Attorney Fees: If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

7.6 Entire Agreement: This Agreement constitutes the entire

Agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

7.7 Counterparts: This Agreement may be signed in one or more counterparts.

7.8	Facsimile Transmission Signatures: A signature received pursuant to a facsimile transmission shall be sufficient to bind a party to this Agreement.

7.9	Survival. Any and all obligations of the parties under this Agreement which are to be performed after the Closing shall survive the Closing and shall continue to be legally binding upon the parties.

PLASTICON INTERNATIONAL, INC.

DATED: December____, 2005	BY:___________________________
JAMES N. TUREK
President

DATED: December _____, 2005	_____________________
YAMINE SEM

Shareholder of SDI

(Signature Page Continued on Page 17)

SEMCO DISTRIBUTION, INC.

DATED: December____, 2005	BY:___________________________

YAMINE SEM
President

DATED: December _____, 2005               _____________________ SAMUEL SEM

Member of USL

DATED: December _____, 2005               _____________________ YAMINE SEM

Member of USL

ULTIMATE SURFACE, LLC

DATED: December____, 2005	BY:___________________________
SAMUEL SEM
Manager

ESCROW AGENT IS EXECUTING THIS AGREEMENT TO EVIDENCE THE AGREEMENT OF ESCROW AGENT TO COMPLY WITH ITS OBLIGATIONS UNDER THE ESCROW ESTABLISHED PURSUANT TO THIS AGREEMENT.

DATED: December _____, 2005               _____________________ CARMINE J. BUA, ESQ.